Exhibit 10 (cliv)






                                  AMENDMENT NO. 2
                                      TO THE
                        HAMILTON BEACH/PROCTOR-SILEX, INC.
                          PROFIT SHARING RETIREMENT PLAN
            (As Amended and Restated Effective as of January 1, 1992)


                  Hamilton Beach/Proctor-Silex, Inc. (the "Company") hereby adopts this Amendment No. 2 to the Hamilton Beach/Proctor-Silex, Inc. Profit Sharing Retirement Plan (As Amended and Restated Effective as of January 1, 1992) (the "Plan"). The provisions of this Amendment shall be effective as of March 15, 1994. Words and phrases used herein with initial capital letters which are defined in the Plan are used herein as so defined.


                                    Section 1

                  Section 4.5 of the Plan is hereby amended by adding the following sentence to the end thereof:

             "Notwithstanding Section 4.7 of the Plan, the provisions of this Section shall apply to all Plan Participants, whether they terminated employment with the Controlled Group before or after January 1, 1992."

                  EXECUTED this 10th day of March, 1994.

                                      HAMILTON BEACH/PROCTOR-SILEX, INC.


                                      By:    Ronald C. Eksten
                                      Title: Vice President